UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number  811-07959
                                                     ---------

                             ADVISORS SERIES TRUST
                             ---------------------
               (Exact name of registrant as specified in charter)

                              615 E. MICHIGAN ST.
                              MILWAUKEE, WI 53202
                              -------------------
              (Address of principal executive offices) (Zip code)

                                ERIC M. BANHAZL
                             ADVISORS SERIES TRUST
                       2020 EAST FINANCIAL WAY, SUITE 100
                               GLENDORA, CA 91741
                               ------------------
                    (Name and address of agent for service)

                                 (414) 765-5340
                                 --------------
               Registrant's telephone number, including area code

Date of fiscal year end:  MARCH 31, 2006
                          --------------

Date of reporting period:  MARCH 31, 2006
                           --------------

ITEM 1. REPORT TO STOCKHOLDERS.
------------------------------

MCINTYRE, FREEDMAN & FLYNN
INVESTMENT ADVISERS, INC.

                           (MCINTYRE GLOBAL EQUITY FUND LOGO)

                           A NO-LOAD GROWTH FUND

                           ANNUAL REPORT
                           MARCH 31, 2006

May 14, 2006

Dear Fellow Shareholders:

The global financial markets in 2006 are contending with volatile foreign exchange rates, the international war on terrorism and rising commodities prices led by the energy complex. Despite these factors the markets are off to a reasonably good start with some of our domestic averages recently setting multi-year highs.

As of March 31, 2006 the McIntyre Global Equity Fund has appreciated 20.23% for the previous twelve months and 6.39% for the first three months of the calendar year. Corporate mergers and rising profits and dividends for our holdings brought about this performance. In the last twelve months two of our long held positions in Scientific Atlanta and Park Place Entertainment were either bought out or merged into a larger company, and we are very pleased about this development.

The one "fly in the ointment" that the stock market continues to struggle with, is monetary policy both here and abroad, and its implications for such matters as the economic expansion, and whether or not there is a change after several decades to a more inflationary background.

So far, the answer to those concerns remains constructive. Despite the jump in energy costs, corporate profits are at record levels and employment opportunities abound by witness of an unemployment rate here in the United States of just 4.7%. Thus it remains my judgment that the global expansion, which has been underway for a few years, will continue.

Global growth is the premise around which most of the Fund's holdings are evaluated. All of the Fund's holdings in the banking and brokerage arena are predicated and benefit from the booming global expansion. This is also most certainly the case for our holdings in technology and entertainment as well.

The initial premise, which this Fund was predicated upon, was to select those investments that will lead many of the industries benefiting from the global expansion regardless of where they happen to be headquartered. As the years have passed it has become almost self evident that global trade and the spread of democracy are proving to be a boon to many of our holdings and we continue to emphasize that in our selection process.

All one has to do is look through our list of holdings and you can readily see that the Fund holds positions in leading companies with global reach in such industries as technology, entertainment, financial services and travel and real estate just to name a few. These holdings have on balance been producing record profits and generating enormous amounts of free cash flows. These flows have been used to buy back stock during times of market weakness and to increase substantially dividend payouts. Citigroup and Harrah's entertainment are two such examples.

We are off to a good start in 2006 and while the markets are busy debating when the Federal Reserve Board will cease tightening monetary policy the markets will be volatile. History strongly suggests that once this policy adjustment is concluded the equity markets should accelerate their advance.

As such, I remain optimistic that this will be the best year in several for equities and our portfolio in particular. As always, I put my money where my mouth is and continue to invest in our Fund and I hope that you will join me by increasing your stake as well.

As I have said over the years I have never sold one share of this Fund in the nearly nine years in which I have been associated with it. I mention this because when we evaluate companies to invest in, a strong and unswerving insider holding is one of the factors that we consider.

Please continue to follow our Fund's progress by monitoring our weekly updates on economic matters and news on our holdings which we provide at our website at www.mcintyreinvestments.net

Thank you for your continued investment in the McIntyre Global Equity Fund.

Sincerely,

/s/Thomas P. McIntyre

Thomas P. McIntyre, CFA
Portfolio Manager

MUTUAL FUND INVESTING INVOLVES RISK: PRINCIPAL LOSS IS POSSIBLE.

THE FUND INVESTS IN FOREIGN SECURITIES WHICH MAY INVOLVE GREATER VOLATILITY AND POLITICAL, ECONOMIC AND CURRENCY RISKS AND DIFFERENCES IN ACCOUNTING METHODS. THE FUND IS NON-DIVERSIFIED AND IS THEREFORE MORE EXPOSED TO INDIVIDUAL STOCK MARKET VOLATILITY THAN A DIVERSIFIED FUND.

The information provided in this letter represents the opinion of Thomas P. McIntyre and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments on page 7 of this report for complete fund holdings. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

           COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
        IN THE MCINTYRE GLOBAL EQUITY FUND VS THE MORGAN STANLEY CAPITAL
       INTERNATIONAL (MSCI) WORLD INDEX, AND THE LIPPER GLOBAL FUND INDEX

                     McIntyre Global         MSCI World        Lipper Global
      Date             Equity Fund             Index             Fund Index
      ----           ---------------         ----------        -------------
      5/30/97            $10,000              $10,000             $10,000
      3/31/98            $11,727              $11,941             $11,987
      3/31/99            $12,846              $13,449             $12,429
    3/31/2000            $20,319              $16,392             $16,945
    3/31/2001            $12,220              $12,279             $12,996
    3/31/2002             $8,179              $11,781             $12,608
    3/31/2003             $5,553               $8,913              $9,484
    3/31/2004             $9,350              $12,883             $13,918
    3/31/2005             $8,615              $14,310             $15,197
    3/31/2006            $10,358              $16,973             $18,369

                                     ONE YEAR     FIVE YEAR     SINCE INCEPTION
AVERAGE ANNUAL TOTAL RETURN1<F1>      RETURN        RETURN         (5/30/97)
--------------------------------     --------     ---------     ---------------
McIntyre Global Equity Fund           20.23%        -3.25%           0.40%
MSCI World Index                      18.61%         6.87%           6.52%
Lipper Global Fund Index              20.87%         7.17%           6.97%2<F2>

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-560-0086.

The returns shown reflect the reinvestment of dividends and capital gains distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares. The Fund imposes a 1.00% redemption fee on shares held for less than 60 days.

1<F1> Average Annual Total Return represents the average change in account value over the periods indicated.
2<F2> The since inception return for the Lipper Global Fund Index is for the period May 31, 1997 through March 31, 2006.

The MSCI World Index measures performance for a diverse range of developed country global stock markets, including the U.S., Canada, Europe, Australia, New Zealand and the Far East. The Index reflects the reinvestment of distributions, if any, but does not reflect fees, brokerage commissions, or other costs of investing.

The Lipper Global Fund Index measures the performance of the 30 largest mutual funds in the global fund investment objective, as determined by Lipper.

Indices do not incur expenses and are not available for investment.

EXPENSE EXAMPLE at March 31, 2006
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/05 - 3/31/06).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.75% per the advisory agreement. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund's transfer agent. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                            Beginning        Ending          Expenses Paid
                          Account Value  Account Value       During Period
                             10/1/05        3/31/06      10/1/05 - 3/31/06*<F3>
                          -------------  -------------   ----------------------
Actual                      $1,000.00      $1,080.50             $9.08
Hypothetical (5% return     $1,000.00      $1,016.21             $8.80
before expenses)

*<F3> Expenses are equal to the Fund's annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 182 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

ALLOCATION OF PORTFOLIO ASSETS - at March 31, 2006
(Unaudited)

Commercial Services & Supplies                       5%
Communications Equipment                            11%
Drilling Oil & Gas Wells                             6%
Financial Services                                  24%
Hotels, Restaurants & Leisure                        7%
Media                                               15%
Mortgage Banking                                     7%
Retail                                               3%
Semiconductor & Semiconductor Equipment              9%
Telecommunication Services                          11%
Warrants                                             0%
Short-Term Investments                               2%

PORTFOLIO OF INVESTMENTS BY INDUSTRY at March 31, 2006

COMMON STOCKS:  98.6%                                  SHARES         VALUE
---------------------                                  ------         -----
COMMERCIAL SERVICES & SUPPLIES:  5.1%
Cendant Corp. (United States)                           30,000     $   520,500
                                                                   -----------
COMMUNICATIONS EQUIPMENT:  11.1%
Juniper Networks, Inc. (United States)*<F4>             20,000         382,400
Motorola, Inc. (United States)                          20,000         458,200
Nortel Networks Corp. (Canada)*<F4>#<F5>               100,000         305,000
                                                                   -----------
                                                                     1,145,600
                                                                   -----------
DRILLING OIL & GAS WELLS:  6.4%
Pioneer Drilling Co. (United States)*<F4>               40,000         657,200
                                                                   -----------
FINANCIAL SERVICES:  24.2%
Citigroup, Inc. (United States)                         18,389         868,512
J.P. Morgan Chase & Co. (United States)                 20,000         832,800
Merrill Lynch & Co., Inc. (United States)               10,000         787,600
                                                                   -----------
                                                                     2,488,912
                                                                   -----------
HOTELS, RESTAURANTS & LEISURE:  7.5%
Harrah's Entertainment, Inc. (United States)             9,950         775,702
                                                                   -----------
MEDIA:  15.3%
CBS Corp. - Class B (United States)                      9,057         217,187
Time Warner, Inc. (United States)                       60,000       1,007,400
Viacom, Inc. - Class B (United States)*<F4>              9,057         351,411
                                                                   -----------
                                                                     1,575,998
                                                                   -----------
MORTGAGE BANKING:  7.1%
Countrywide Financial Corp. (United States)             20,000         734,000
                                                                   -----------
RETAIL:  2.7%
Best Buy Co., Inc. (United States)                       5,000         279,650
                                                                   -----------
SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT:  8.5%
LSI Logic Corp. (United States)*<F4>                    20,000         231,200
Texas Instruments, Inc. (United States)                 20,000         649,400
                                                                   -----------
                                                                       880,600
                                                                   -----------
TELECOMMUNICATION SERVICES:  10.7%
Qwest Communications
  International, Inc. (United States)*<F4>             100,000         680,000
Vodafone Group PLC - ADR (United Kingdom)               20,000         418,000
                                                                   -----------
                                                                     1,098,000
                                                                   -----------
TOTAL COMMON STOCKS
  (Cost $8,243,601)                                                 10,156,162
                                                                   -----------

WARRANTS:  0.0%
---------------
Lucent Technologies, Inc. (United States)*<F4>
  Expiration December 2007, Exercise Price $2.75
  (Acquired 2/22/2005, Cost $12,042)                     3,169           1,981
                                                                   -----------

SHORT-TERM INVESTMENTS:  1.8%
-----------------------------
Federated Cash Trust Treasury Money Market Fund
  (Cost $185,706)                                      185,706         185,706
                                                                   -----------

TOTAL INVESTMENTS IN SECURITIES
  (COST $8,441,349):  100.4%                                        10,343,849
LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS:  (0.4)%                (41,417)
                                                                   -----------

NET ASSETS:  100.0%                                                $10,302,432
                                                                   -----------
                                                                   -----------

*<F4>   Non-income producing security.
#<F5>   U.S. traded security of a foreign issuer.
ADR - American Depositary Receipt

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS BY COUNTRY at March 31, 2006
(Unaudited)

                                                                 PERCENT OF
COUNTRY                                                          NET ASSETS
-------                                                          ----------
Canada                                                               3.0%
United Kingdom                                                       4.0%
United States                                                       93.4%
                                                                   ------

TOTAL INVESTMENTS IN SECURITIES                                    100.4%
Liabilities in Excess of Cash and Other Assets                      (0.4)%
                                                                   ------

NET ASSETS                                                         100.0%
                                                                   ------
                                                                   ------

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2006

ASSETS
Investments in securities, at value (cost $8,441,349)              $10,343,849
Receivables for:
   Due from Advisor                                                      1,624
   Dividends and interest                                                2,999
Prepaid expenses                                                         9,677
Other assets                                                            18,575
                                                                   -----------
       Total assets                                                 10,376,724
                                                                   -----------

LIABILITIES
Payables for:
   Fund shares redeemed                                                 20,006
   Administration fees                                                   2,548
   Audit fees                                                           16,000
   Custody fees                                                            673
   Fund accounting fees                                                  6,198
   Shareholder servicing fees                                            2,159
   Shareholder reporting fees                                           12,521
   Transfer agent fees                                                  10,590
   Chief Compliance Officer fee                                          1,501
Accrued expenses                                                         2,096
                                                                   -----------
       Total liabilities                                                74,292
                                                                   -----------

NET ASSETS                                                         $10,302,432
                                                                   -----------
                                                                   -----------

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  [$10,302,432/1,238,331 shares outstanding; unlimited
  number of shares (par value $0.01) authorized]                   $      8.32
                                                                   -----------
                                                                   -----------

COMPONENTS OF NET ASSETS
   Paid-in capital                                                 $10,435,371
   Accumulated net realized loss on investments                     (2,035,439)
   Net unrealized appreciation on investments                        1,902,500
                                                                   -----------
       Net assets                                                  $10,302,432
                                                                   -----------
                                                                   -----------

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS

                                                                  FOR THE
                                                                 YEAR ENDED
                                                               MARCH 31, 2006
                                                               --------------
INVESTMENT INCOME

INCOME
Dividends                                                        $  142,062
Interest                                                              5,340
                                                                 ----------
   Total income                                                     147,402
                                                                 ----------
EXPENSES
Advisory fees (Note 3)                                               76,485
Transfer agent fees                                                  39,179
Administration fees (Note 3)                                         30,000
Professional fees                                                    27,737
Shareholder servicing fees (Note 3)                                  25,495
Fund accounting fees                                                 24,480
Registration expense                                                 16,108
Reports to shareholders                                              11,252
Insurance expense                                                     9,718
Trustee fees                                                          6,562
Chief Compliance Officer fee (Note 3)                                 6,000
Custody fees                                                          4,005
Miscellaneous                                                         3,828
                                                                 ----------
   Total expenses                                                   280,849
   Less: expenses waived and reimbursed by Advisor (Note 3)        (102,395)
                                                                 ----------
   Net expenses                                                     178,454
                                                                 ----------
       Net investment loss                                          (31,052)
                                                                 ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments                                  1,045,011
Net change in unrealized appreciation on investments                862,050
                                                                 ----------
   Net realized and unrealized gain on investments                1,907,061
                                                                 ----------
       NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      $1,876,009
                                                                 ----------
                                                                 ----------

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                              FOR THE             FOR THE
                                                             YEAR ENDED          YEAR ENDED
                                                           MARCH 31, 2006      MARCH 31, 2005
                                                           --------------      --------------
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss                                          $   (31,052)        $   (22,227)
Net realized gain on investments                               1,045,011             625,590
Net change in unrealized appreciation/(depreciation)
  on investments                                                 862,050          (1,647,503)
                                                             -----------         -----------
   NET INCREASE/(DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS                                 1,876,009          (1,044,140)
                                                             -----------         -----------
CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived
  from net change in outstanding shares (a)<F6>               (1,712,599)         (2,826,794)
                                                             -----------         -----------
   TOTAL INCREASE/(DECREASE) IN NET ASSETS                       163,410          (3,870,934)
                                                             -----------         -----------
NET ASSETS
Beginning of year                                             10,139,022          14,009,956
                                                             -----------         -----------
END OF YEAR                                                  $10,302,432         $10,139,022
                                                             -----------         -----------
                                                             -----------         -----------
Includes undistributed net investment loss of                $        --         $        --
                                                             -----------         -----------
                                                             -----------         -----------

(a)<F6>  A summary of share transactions is as follows:

                                                    YEAR ENDED                            YEAR ENDED
                                                  MARCH 31, 2006                        MARCH 31, 2005
                                           -----------------------------        -----------------------------
                                           SHARES        PAID-IN CAPITAL        SHARES        PAID-IN CAPITAL
                                           ------        ---------------        ------        ---------------
Shares sold                                174,954         $ 1,350,708           81,539         $   578,828
Shares redeemed*<F7>                      (400,915)         (3,063,307)        (482,172)         (3,405,622)
                                          --------         -----------         --------         -----------
Net decrease                              (225,961)        $(1,712,599)        (400,633)        $(2,826,794)
                                          --------         -----------         --------         -----------
                                          --------         -----------         --------         -----------
*<F7> Net of redemption fees of                            $       136                          $       483
                                                           -----------                          -----------
                                                           -----------                          -----------

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year

                                                                  FOR THE YEAR ENDED MARCH 31,
                                                ----------------------------------------------------------------
                                                2006           2005           2004           2003           2002
                                                ----           ----           ----           ----           ----
Net asset value, beginning of year              $6.92          $7.51          $4.46          $6.57         $12.69
                                                -----          -----          -----          -----         ------
INCOME FROM
  INVESTMENT OPERATIONS:
Net investment loss                             (0.02)#<F8>    (0.02)         (0.07)         (0.04)         (0.15)
Net realized and unrealized
  gain/(loss) on investments                     1.42          (0.57)          3.12          (2.07)         (3.72)
                                                -----          -----          -----          -----         ------
TOTAL FROM INVESTMENT OPERATIONS                 1.40          (0.59)          3.05          (2.11)         (3.87)
                                                -----          -----          -----          -----         ------
LESS DISTRIBUTIONS:
From net realized gain                             --             --             --             --          (2.25)
                                                -----          -----          -----          -----         ------
TOTAL DISTRIBUTIONS                                --             --             --             --          (2.25)
                                                -----          -----          -----          -----         ------
Paid-in capital from redemption fees             0.00#(1)       0.00(1)        0.00(1)          --             --
                                                  <F8><F9>          <F9>           <F9>
                                                -----          -----          -----          -----         ------
Net asset value, end of year                    $8.32          $6.92          $7.51          $4.46          $6.57
                                                -----          -----          -----          -----         ------
                                                -----          -----          -----          -----         ------
Total return(2)<F10>                            20.23%         (7.86%)        68.39%        (32.12%)       (33.07%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)              $10.3          $10.1          $14.0           $9.7          $18.8
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
   Before fees waived and
     expenses recouped by Advisor                2.75%          2.58%          2.60%          3.39%          2.40%
   After fees waived and
     expenses recouped by Advisor                1.75%          1.77%(5)       1.90%(5)       1.77%(3)       1.78%
                                                                    <F13>          <F13>          <F11>
RATIO OF NET INVESTMENT LOSS
  TO AVERAGE NET ASSETS:
   Before fees waived and
     expenses recouped by Advisor               (1.31%)        (1.00%)        (1.65%)        (2.29%)        (1.98%)
   After fees waived and
     expenses recouped by Advisor               (0.30%)        (0.19%)(6)     (0.95%)(6)     (0.67%)(4)     (1.36%)
                                                                     <F14>          <F14>          <F12>
Portfolio turnover rate                         34.10%         35.24%        187.98%         36.98%         57.90%

   #<F8>   Based on average shares outstanding.
 (1)<F9>   Amount is less than $0.01.
(2)<F10> Based on net asset value per share and including the reinvestment of dividends and distributions.
(3)<F11> The annualized expense ratio included interest expense. The ratio excluding interest expense would have been 1.75% for the year ended March 31, 2003.
(4)<F12> The net investment loss ratio included interest expense. The ratio excluding interest expense would have been (0.66%) for the year ended March 31, 2003.
(5)<F13> The annualized expense after reimbursement ratio includes extraordinary expenses relating to the October 1, 2003 name change. For the years ended March 31, 2004 and March 31, 2005, the ratio would have been 1.75% excluding this expense.
(6)<F14> The net investment loss after reimbursement ratio includes extraordinary expenses relating to the October 1, 2003 name change. For the years ended March 31, 2004 and March 31, 2005, the ratio would have been (0.80%) and (0.17%) excluding this expense, respectively.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS at March 31, 2006

NOTE 1 - ORGANIZATION

The McIntyre Global Equity Fund (the "Fund"), formerly known as The Dessauer Global Equity Fund, is a series of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund commenced operations on May 30, 1997 and has, as its objective, long-term capital appreciation. On April 22, 1999 the Fund ceased to operate as a closed-end fund and commenced operations as an open-end fund.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A. SECURITY VALUATION. The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, or if the closing price doesn't represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. Short-term investments are valued at amortized cost, which approximates market value.

Securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. Securities with more than 60 days remaining to maturity are valued at their current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board of Trustees determines during such 60-day period that amortized cost does not represent fair value.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund does not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

Interest income is translated at the exchange rates, which existed at the dates the income was accrued. Exchange gains and losses related to interest income are included in interest income on the accompanying Statement of Operations.

B. FEDERAL INCOME TAXES. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS. Securities transactions are accounted for on the trade date. Realized gains and losses from security transactions are calculated using the specific identification method. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.

D. USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

E. SHARE VALUATION. The net asset value ("NAV") per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund's shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for each Fund is equal to the Fund's net asset value per share. The Fund charges a 1.00% redemption fee on shares held less than sixty days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of the Fund's daily NAV calculation.

F. RECLASSIFICATION OF CAPITAL ACCOUNTS. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2006, the Fund decreased accumulated net investment loss by $31,052 and decreased paid-in capital by $31,052.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund entered into an Investment Advisory Agreement with McIntyre, Freedman & Flynn Investment Advisers, Inc. (the "Advisor"), pursuant to which the Advisor is responsible for providing investment advisory services to the Fund.
Effective June 27, 1998 the Fund pays the Advisor a monthly fee at an annual rate of 0.75% of its average daily net assets. For the year ended March 31, 2006, the Fund incurred $76,485 in advisory fees.

The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to limit the Fund's total operating expenses by reducing all or a portion of its fees and reimbursing the Fund's total operating expenses so that its ratio of expenses to average daily net assets, excluding extraordinary expenses, will not exceed 1.75%. Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, any time before the end of the third fiscal year following the year in which the fees waived and expenses absorbed relate, provided the aggregate amount of the Fund's current operation for such fiscal year does not exceed the applicable limitation of Fund's expenses.

For the year ended March 31, 2006, the Advisor absorbed expenses of $102,395. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Cumulative expenses subject to recapture amount to $289,745 at March 31, 2006. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

Cumulative expenses subject to recapture expire as follows:

               Year             Amount
               ----             ------
               2007            $ 91,561
               2008              95,789
               2009             102,395
                               --------
                               $289,745
                               --------
                               --------

The Fund has entered into a Shareholder Servicing Agreement with the Advisor, under which the Fund pays servicing fees at an annual rate of 0.25% of the average daily net assets of the Fund. Payments to the Advisor under the Shareholder Servicing Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into Service Agreements with the Advisor for services provided to shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and include establishing and maintaining shareholders' accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. For the year ended March 31, 2006 the Fund incurred shareholder servicing fees of $25,495 under the agreement.

U.S. Bancorp Fund Services, LLC, (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports, and returns; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

   Fund asset level                Fee rate
   ----------------                --------
   Under $20 million               $30,000
   $20 to $100 million             0.15% of average daily net assets
   $100 to $200 million            0.10% of average daily net assets
   Over $200 million               0.05% of average daily net assets

For the year ended March 31, 2006, the Fund incurred $30,000 in administration fees.

U.S. Bancorp Fund Services, LLC ("USBFS") also serves as the fund accountant and transfer agent to the Fund. U.S. Bank, N.A., an affiliate of USBFS, serves as the custodian to the Fund.

Quasar Distributors, LLC (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also officers of the Administrator and the Distributor.

For the year ended March 31, 2006, the Fund was allocated $6,000 of the Chief Compliance Officer fee.

NOTE 4 - CONCENTRATION OF RISK

The Fund invests a portion of its assets in foreign securities. Certain price and currency exchange fluctuations, as well as economic and political situations in the foreign jurisdictions, could have a significant impact on the Fund's net assets.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

During the year ended March 31, 2006, the cost of purchases and proceeds from sales of securities (excluding short-term investments) were $3,398,561 and $5,235,915, respectively.

NOTE 6 - INCOME TAXES

Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred.

As of March 31, 2006, the components of accumulated earnings/(losses) on a tax basis were as follows:

   Cost of investments (a)<F15>                                 $ 8,585,211
                                                                -----------
                                                                -----------
   Gross tax unrealized appreciation                            $ 2,039,878
   Gross tax unrealized depreciation                               (281,240)
                                                                -----------
   Net tax unrealized appreciation                              $ 1,758,638
                                                                -----------
                                                                -----------
   Undistributed ordinary income                                $        --
   Undistributed long-term capital gain                                  --
                                                                -----------
   Total distributable earnings                                 $        --
                                                                -----------
                                                                -----------
   Other accumulated gains/(losses)                             $(1,891,577)
                                                                -----------
   Total accumulated gains/(losses)                             $  (132,939)
                                                                -----------
                                                                -----------

   (a)<F15> Represents cost for federal income tax purposes and differs from the cost for financial purposes due to wash sales.

At March 31, 2006, the Fund had a capital loss carryover of $1,891,577, which expires in 2010, available to offset future gains, if any. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. As of March 31, 2006, the Fund had no post-October losses.

There were no distributions paid during the years ended March 31, 2006 and March 31, 2005.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES ADVISORS SERIES TRUST AND
SHAREHOLDERS OF MCINTYRE GLOBAL EQUITY FUND

We have audited the accompanying statement of assets and liabilities of McIntyre Global Equity Fund (the "Fund"), a series of Advisors Series Trust, including the schedule of investments, as of March 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended March 31, 2002 were audited by other auditors whose report dated May 13, 2002 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2006, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of McIntyre Global Equity Fund as of March 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                        TAIT, WELLER & BAKER LLP

PHILADELPHIA, PENNSYLVANIA
APRIL 28, 2006

NOTICE TO SHAREHOLDERS at March 31, 2006
(Unaudited)

HOW TO OBTAIN A COPY OF THE FUND'S PROXY VOTING POLICIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-560-0086, on the Fund's website at http://www.mcintyreinvestments.net, or on the SEC's website at http://www.sec.gov.

HOW TO OBTAIN A COPY OF THE FUND'S PROXY VOTING RECORDS FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2005

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-560-0086. Furthermore, you can obtain the Fund's proxy voting records on the SEC's website at http://www.sec.gov.

QUARTERLY FILINGS ON FORM N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in the Fund's Form N-Q is also available by calling 1-800-560-0086.

INFORMATION ABOUT TRUSTEES AND OFFICERS
(Unaudited)

This chart provides information about the Trustees and Officers who oversee your Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

NAME, AGE
ADDRESS                                                           NUMBER OF
POSITION HELD WITH FUND                          TRUSTEE         PORTFOLIOS
PRINCIPAL OCCUPATION(S) AND OTHER                OF FUND         OVERSEEN IN
DIRECTORSHIPS DURING PAST FIVE YEARS           SINCE*<F16>   FUND COMPLEX**<F17>
------------------------------------           -----------   -------------------
Walter E. Auch, Born 1921                          1997               1
2020 E. Financial Way
Glendora, CA  91741
Trustee
Management Consultant, formerly Chairman, CEO of Chicago
Board Options Exchange and former President of Paine Webber.
Other Directorships: Nicholas-Applegate Funds, Citigroup,
Pimco Advisors LLP, Senele Group and UBS Capital Management

James Clayburn LaForce, Born 1928                  2002               1
2020 E. Financial Way
Glendora, CA  91741
Trustee
Dean Emeritus, John E. Anderson Graduate School of
Management, University of California, Los Angeles.
Other Directorships: The Payden & Rygel Investment
Group, The Metzler/Payden Investment Group,
Arena Pharmaceuticals and Cancervax

Donald E. O'Connor, Born 1936                      1997               1
2020 E. Financial Way
Glendora, CA  91741
Trustee
Financial Consultant, formerly Executive Vice President and
Chief Operating Officer of ICI Mutual Insurance Company
(until January, 1997).
Other Directorships: The Forward Funds

George J. Rebhan, Born 1934                        2002               1
2020 E. Financial Way
Glendora, CA  91741
Trustee
Retired; formerly President, Hotchkis and Wiley Funds
(mutual funds) from 1985 to 1993.
Trustee: E*Trade Funds

George T. Wofford III, Born 1939                   1997               1
2020 E. Financial Way
Glendora, CA  91741
Trustee
Senior Vice President, Information Services, Federal Home
Loan Bank of San Francisco.
Other Directorships: None

INTERESTED TRUSTEES AND OFFICERS

Eric M. Banhazl, Born 1957***<F18>                 1997               1
2020 E. Financial Way
Glendora, CA 91741
Interested Trustee, President
Senior Vice President, U.S. Bancorp Fund Services, LLC, the
Fund's administrator (since July 2001); formerly, Executive Vice
President, Investment Company Administration, LLC ("ICA").

Robert M. Slotky, Born 1947                        N/A               N/A
2020 E. Financial Way
Glendora, CA 91741
Chief Compliance Officer, Vice President
Vice President, U.S. Bancorp Fund Services, LLC, the Fund's administrator (since July 2001); formerly
Senior Vice President, ICA.

Rodney A. DeWalt, Born 1967                        N/A               N/A
615 E. Michigan Street
Milwaukee, WI 53202
Secretary, Anti-Money Laundering Compliance Officer
Senior Counsel, Fund Administration, U.S. Bancorp Fund
Services, LLC (since January 2003); Thrivent Financial for
Lutherans from 2000 to 2003; Attorney
Private Practice, 1997 to 2000.

Douglas G. Hess, Born 1967                         N/A               N/A
615 E. Michigan Street
Milwaukee, WI 53202
Treasurer
Vice President, Compliance and Administration, U.S.
Bancorp Fund Services, LLC (since March 1997).

  *<F16>   The term for each Trustee is indefinite.
 **<F17> The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors. The term "Fund Complex" applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment advisor with any other series.
***<F18> Mr. Banhazl is an "interested person" of the Trust as defined under the 1940 Act. Mr. Banhazl is an interested person of the Trust by virtue of his position as President of the Trust. He is also an officer of USBFS, the Fund's administrator. USBFS is an affiliate of Quasar Distributors, LLC, the Fund's distributor.

The Statement of Additional Information includes additional information about the Fund's officers and trustees and is available, without charge, upon request by calling 1-800-560-0086.

AST BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

At a meeting held on December 15, 2005, the Board, including the Independent Trustees, considered and approved the continuance of the investment advisory agreement (the "Advisory Agreement") with McIntyre, Freedman & Flynn Investment Advisers, Inc. (the "Advisor") for the one-year period ending December 15, 2006. Prior to the meeting, the Independent Trustees had requested detailed information from the Advisor regarding the Fund. This information, together with the information provided to the Independent Trustees throughout the course of year, formed the primary (but not exclusive) basis for the Board's determinations. Below is a summary of certain factors considered by the Board and the conclusions thereto that formed the basis for the Board approving the continuance of the Advisory Agreement:

1. THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT. The Board considered the Advisor's specific responsibilities in all aspects of the day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel at the Advisor involved in the day-to-day activities of the Fund, including administration, marketing and compliance. The Board noted the Advisor's commitment to responsible Fund growth. The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor's compliance record, and the Advisor's business continuity plan. The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board's knowledge of the Advisor's operations, and noted that during the course of the prior year the Board had met with the Advisor in person to discuss various marketing and compliance topics. The Board concluded that the Advisor has the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its obligations under the Advisory Agreement and that the nature, overall quality, cost and extent of such investment advisory services are satisfactory and reliable.

2. THE FUND'S HISTORICAL YEAR-TO-DATE PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR. In assessing the quality of the portfolio management services delivered by the Advisor, the Trustees reviewed the short-term and long-term performance of the Fund on both an absolute basis and in comparison to its peer group, as classified by Lipper, Inc. and the Morgan Stanley Capital International World Index (the "Benchmark Index").

     The Board noted that the Fund's performance was below the median of its peer group and Benchmark Index. The Board also noted that although the Fund's year-to-date and one-year performance was below the median of its peer group, its three-year performance was ranked in the first quartile and was above the median. Furthermore, the Trustees were satisfied that the Advisor had identified the cause of underperformance. The Trustees also noted that during the course of the prior year they had met with the Advisor in person to discuss various performance topics. The Board concluded that the Advisor's overall performance was satisfactory under current market conditions.

3. THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR'S FEES UNDER THE ADVISORY AGREEMENT. In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed and compared the Fund's fees and expenses to those funds in its peer group, as well as the fees and expenses for similar types of accounts managed by the Advisor.

     The Board noted that the Advisor had agreed to maintain an annual expense ratio of 1.75%, which had been consistently and clearly disclosed to shareholders as the expense ratio that shareholders should expect to experience - and that the Advisor had always honored its agreement in this respect. The Trustees noted that, while the Fund's total expense ratio was above its peer group median, the expense structure was in line with the fees charged by the Advisor to its other investment management clients. After taking into account all waivers and reimbursements, the Board concluded that the fees paid to the Advisor were fair and reasonable in light of comparative performance and expense and advisory fee information.

4. ECONOMIES OF SCALE. The Board also considered that the Advisor would realize economies of scale regarding the Fund's expenses as Fund assets continue to grow. As the level of the Fund's assets grow, the Advisor expects to be able to cover existing Fund overhead, although there are other Fund expenses that will increase with greater assets. The Board noted that although the Fund does not have advisory fee breakpoints, the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses through the specified period so that the Fund does not exceed its specified expense limitation. The Board concluded that there were no effective economies of scale to be shared by the Advisor at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

5. THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND. The Board reviewed the Advisor's financial information and took into account both the direct and indirect benefits to the Advisor from advising the Fund. The Board considered that the Advisor benefits from positive reputational value in advising the Fund. The Board noted that the Advisor continued to subsidize a portion of the Fund's operating expenses, and reviewed the Advisor's compliance with its expense reimbursement obligations. The Board also considered the Advisor's estimate of the asset level at which the Fund would reach a break even level by covering allocated overhead costs. After such review, the Board determined that the profitability of the Advisor from the Advisory Agreement is not excessive, and that the Advisor had maintained adequate resources to support the services to the Fund.

No single factor was determinative of the Board's decision to approve the continuance of the Advisory Agreement, but rather the Trustees based their determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangement with the Advisor, including the advisory fee, were fair and reasonable to the Fund, and that the Fund's shareholders received reasonable value in return for the advisory fees paid. The Board (including a majority of the Independent Trustees) therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

                                    ADVISOR
              McIntyre, Freedman & Flynn Investment Advisers, Inc.
                                 4 Main Street
                               Orleans, MA  02653

                                  DISTRIBUTOR
                            Quasar Distributors, LLC
                            615 East Michigan Street
                              Milwaukee, WI  53202

                                 TRANSFER AGENT
                        U.S. Bancorp Fund Services, LLC
                            615 East Michigan Street
                              Milwaukee, WI  53202
                                 (800) 560-0086

                                   CUSTODIAN
                                U.S. Bank, N.A.
                               425 Walnut Street
                              Cincinnati, OH 45202

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                            Tait, Weller & Baker LLP
                         1818 Market Street, Suite 2400
                             Philadelphia, PA 19103

                                 LEGAL COUNSEL
                     Paul, Hastings, Janofsky & Walker LLP
                          55 Second Street, 24th Floor
                            San Francisco, CA 94105

This material is intended for shareholders of the McIntyre Global Equity Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. Statements and other information herein are dated and are subject to change.

The Fund is distributed by Quasar Distributors LLC, Milwaukee, WI. (05/06)

FOR MORE INFORMATION, PLEASE CALL 1-800-560-0086.

ITEM 2. CODE OF ETHICS.
-----------------------

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant's Code of Ethics is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

The registrant's board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant's level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

                           FYE  3/31/2006           FYE  3/31/2005
                           --------------           --------------

Audit Fees                     $13,800                  $13,500
Audit-Related Fees             N/A                      N/A
Tax Fees                       $2,200                   $2,000
All Other Fees                 N/A                      N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.--not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees                FYE  3/31/2006      FYE  3/31/2005
----------------------                --------------      --------------

Registrant                                 N/A                 N/A
Registrant's Investment Adviser            N/A                 N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
---------------------------------

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
-------------------------------------------------------------------------

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASERS.
----------------------------------

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

The registrant's independent trustees serve as its nominating committee, however they do not make use of a nominating committee charter. DURING THE LAST SIX MONTHS, THERE HAS BEEN A MATERIAL CHANGE TO THE PROCEDURES BY WHICH SHAREHOLDERS MAY RECOMMEND NOMINEES TO THE REGISTRANT'S BOARD OF TRUSTEES. THE NOMINATING COMMITTEE WILL NOW CONSIDER NOMINEES RECOMMENDED BY SHAREHOLDERS.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
-----------------

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant)  Advisors Series Trust
                   -----------------------------------------

     By (Signature and Title)*<F19>  /s/ Eric M. Banhazl
                                     --------------------------
                                     Eric M. Banhazl, President

     Date   6/6/06
            --------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title)*<F19>  /s/ Eric M. Banhazl
                                     --------------------------
                                     Eric M. Banhazl, President

     Date   6/6/06
            --------------------------------------

     By (Signature and Title)*<F19>  /s/ Douglas G. Hess
                                     --------------------------
                                     Douglas G. Hess, Treasurer
     Date   6/8/06
            --------------------------------------

*<F19> Print the name and title of each signing officer under his or her signature.